REGISTERED FIXED ACCOUNT OPTION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, GEORGE C. KOKULIS of Simsbury, Connecticut, Director, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the “Company”), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Insurance Company, and further, to sign any and all amendments thereto, including pre-effective and post-effective amendments, that may be filed by the Company.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of March, 2003.

/s/George C. Kokulis
Director, President and Chief Executive Officer

The Travelers Insurance Company

REGISTERED FIXED ACCOUNT OPTION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, GLENN D. LAMMEY of Simsbury, Connecticut, Director, Chief Financial Officer and Chief Accounting Officer of The Travelers Insurance Company (hereafter the “Company”), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Insurance Company, and further, to sign any and all amendments thereto, including pre-effective and post-effective amendments, that may be filed by the Company.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of March, 2003.

/s/Glenn D. Lammey
Director, Chief Financial Officer and Chief Accounting Officer

The Travelers Insurance Company

REGISTERED FIXED ACCOUNT OPTION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, MARLA BERMAN LEWITUS of Marlborough, Massachusetts, a Director of The Travelers Insurance Company (hereafter the “Company”), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Insurance Company, and further, to sign any and all amendments thereto, including pre-effective and post-effective amendments, that may be filed by the Company.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of March, 2003.

/s/Marla Berman Lewitus
Director

The Travelers Insurance Company

REGISTERED FIXED ACCOUNT OPTION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, KATHLEEN L. PRESTON of South Windsor, Connecticut, a Director of The Travelers Insurance Company (hereafter the “Company”), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Insurance Company, and further, to sign any and all amendments thereto, including pre-effective and post-effective amendments, that may be filed by the Company.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of March, 2003.

/s/Kathleen L. Preston
Director

The Travelers Insurance Company